                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported):  November 17, 1997



                           PHP HEALTHCARE CORPORATION
             (Exact name of Registrant as specified in its charter)



State or other jurisdiction of incorporation:  Delaware

Commission File No.:  0-16235

I.R.S. Employer Identification No.:  54-1023168

Address of principal executive offices:  11440 Commerce Park Drive
                                         Reston, VA  22091

Registrant's telephone number, including area code:  (703) 758-3600

Former name or former address, if changed since last report:  Not applicable



                              Page 1 of 9 Pages
                            Exhibit Index at Page 8

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
         ------------------------------------

          On November 7, 1997, PHP Healthcare Corporation ("PHP" or the "Company") announced the completion of its previously announced acquisition of 18 health centers and related assets from HIP of New Jersey, Inc. ("HIP") for approximately $73 million. HIP is a New Jersey not-for-profit health maintenance organization.

          The acquisition was accomplished through arms' length negotiations between the management of the Company and the management of HIP. There is no material relationship between HIP and the Company, any affiliate of the Company, any director or officer of the Company, or any associate of any such director or officer.

          The property, plant and equipment acquired has been and will continue to be used primarily for the operation of 18 health care centers in New Jersey.

          In connection with the acquisition, the Company also entered into a Health Services Agreement with HIP. Pursuant to the Health Services Agreement, PHP will arrange for the provision of health care services for more than 200,000 HIP members over the next 20 years on a capitated basis.

          To finance the acquisition, pay related expenses and provide future working capital, the Company obtained a $75,000,000 secured credit facility pursuant to a Credit Agreement, dated as of October 31, 1997, by and among the Company, the lenders named therein (the "Initial Lenders"), NationsBank, N.A. ("NationsBank"), as initial issuing bank (in such capacity, the "Initial Issuing Bank"), and NationsBank, as administrative agent and collateral agent (in such capacities, the "Administrative Agent") for the lenders. Under the Credit Agreement, the lenders have made available to the Company up to $75,000,000 principal amount of senior secured financing in the form of (i) a term facility in the principal amount of $40,000,000 maturing in two years (the "Term Facility"), and (ii) a revolving credit facility in an aggregate principal amount of up to $35,000,000 (the "Revolving Facility").


                               Page 2 of 9 Pages

          PHP will be required to make quarterly amortization payments in connection with the Term Facility. All amounts outstanding under the Credit Agreement will bear interest at the Alternate Base Rate or Eurodollar Rate (as defined in the Credit Agreement), plus the Applicable Margin (as defined in the Credit Agreement) based upon the type of loan. The Alternate Base Rate is defined as the higher of (i) the rate of interest announced publicly by NationsBank from time to time as its prime rate, and (ii) 1/2 of 1 percent per annum above the Federal Funds Rate, as published by the Federal Reserve Bank of New York. With respect to the Term Facility, the applicable margin is initially 4% per annum for Alternate Base Rate Advances and 5% for Eurodollar Advances. With respect to the Revolving Credit Facility, the Applicable Margin is initially 3.5% for Alternate Base Rate Advances and 4.5% for Eurodollar Advances. The initial Applicable Margins are effective from November 1, 1997 through January 31, 1998, and automatically increase by 50 basis points in each successive three month period thereafter.

          The Credit Agreement provides for certain customary affirmative and negative covenants and events of default, including, but not limited to, covenants regarding the Company's capital expenditures, funded debt, tangible net worth, leverage, working capital, interest coverage and fixed charge coverage, as well as limitations on other indebtedness, mergers, acquisitions (and asset sales), other liens and investments. The Company's obligations under the Credit Agreement have been guaranteed by certain of the Company's subsidiaries. As security for the obligations of the Company and its subsidiaries under the Credit Agreement and the Subsidiary Guaranty, the banks have been granted a security interest in substantially all the assets owned or hereafter acquired by the Company and certain of its subsidiaries.

          Under the Credit Agreement, the loans are subject to certain mandatory prepayments of excess cashflow (as defined), proceeds from sales of assets, insurance recoveries and issuances of debt and equity. In addition, voluntary prepayments are

                               Page 3 of 9 Pages
permitted in whole or in part, with prior notice but without premium or penalty for base rate loans or upon the expiration date of each Eurodollar Loan having an unexpired interest period.

          In addition, PHP granted NationsBank warrants to acquire 500,150 shares of PHP Common Stock with no cost to exercise. January 31, 1998 if any borrowings under the Credit Agreement remain outstanding. NationsBank will be able to exercise warrants to acquire 920,850 additional shares of PHP Common Stock with no cost to exercise.

          The descriptions of the Asset Purchase Agreement, the Credit Agreement, the Security Agreement, the Guaranty Agreement and the Warrant Agreement are qualified in their entirety by reference to the copies of those agreements which are filed as exhibits hereto and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

         (a) Financial Statements of Business Acquired.  It is impractical to
             -----------------------------------------
provide the required financial information at this time. The required financial information for the business acquired will be filed under cover of Form 8-K/A within 60 days after the date this Form 8-K was required to be filed.

         (b) Pro Forma Financial Information.  It is impractical to provide the
             -------------------------------
required pro forma financial information at this time. The required financial information for the business acquired will be filed under cover of Form 8-K/A within 60 days after the date this Form 8-K was required to be filed.


                              Page 4 of 9 Pages


(c) Exhibits.  The following exhibits are furnished as part of this report:
    --------

    Exhibit   Description
    -------   -----------
      4.1     Warrant Agreement between PHP Healthcare Corporation
              and First Trust of New York, National Association,
              Warrant Agent, dated as of October 31, 1997

     10.1     Asset Purchase Agreement by and between PHP
              Healthcare Corporation and HIP of New Jersey, Inc., dated as of July 24, 1997*

     10.2     Credit Agreement, dated October 31, 1997, among PHP
              Healthcare Corporation as Borrower and The Initial
              Lenders and Initial Issuing Bank Named Herein as
              Initial Lenders and Initial Issuing Bank and
              NationsBank, N.A. as Collateral Agent and
              Administrative Agent

     10.3 Security Agreement, dated as of October 31, 1997, from PHP Healthcare Corporation, The Other Grantors
              Referred to Herein and The Additional Grantors
              Referred to Herein as Grantors to NationsBank, N.A.
              as Administrative Agent

------------------------
* Document filed as an exhibit to the Company's 10-Q Report (File No. 0-16235) for the period ended July 31, 1997, bearing the same exhibit number, which is incorporated herein by reference.


                               Page 5 of 9 Pages


  Exhibit     Description
  -------     -----------
    10.4       Subsidiary Guaranty, dated as of October 31, 1997, from Each of the Subsidiaries of PHP Healthcare Corporation Listed on the
               Signature Pages Hereof and The Additional Subsidiary Guarantors
               Referred to Herein as Guarantors in favor of The Secured Parties
               Referred to in The Credit Agreement Referred to Herein


FORWARD LOOKING STATEMENTS
--------------------------

          This Report contains forward-looking statements. The words "believe," "expect" and "anticipate" and similar expressions identify such forward-looking statements. These forward-looking statements reflect the Company's views with respect to future events and financial performance. Such statements are subject to risks and uncertainties that could cause the Company's actual results and financial position to differ materially from those projected in the forward-looking statements. Risks associated with the Company's forward-looking statements include, but are not limited to, those risk factors described in the Company's Form 10-K under the caption "Business -- Risk Factors." Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.


                               Page 6 of 9 Pages

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 PHP HEALTHCARE CORPORATION



                                 By: /s/ Anthony M. Picini
                                    ----------------------------
                                    Name: Anthony M. Picini
                                    Title:  Senior Vice President and
                                              Chief Financial Officer


Dated:  November 17, 1997


                               Page 7 of 9 Pages

                                 EXHIBIT INDEX


  Exhibit     Description
  -------     -----------
    4.1       Warrant Agreement between PHP Healthcare Corporation
              and First Trust of New York, National Association,
              Warrant Agent, dated as of October 31, 1997

   10.1       Asset Purchase Agreement by and between PHP
              Healthcare Corporation and HIP of New Jersey, Inc., dated as of July 24, 1997*

   10.2       Credit Agreement, dated October 31, 1997, among PHP
              Healthcare Corporation as Borrower and The Initial
              Lenders and Initial Issuing Bank Named Herein as
              Initial Lenders and Initial Issuing Bank and
              NationsBank, N.A. as Collateral Agent and
              Administrative Agent

   10.3 Security Agreement, dated as of October 31, 1997, from PHP Healthcare Corporation, The Other Grantors
              Referred to Herein and The Additional Grantors
              Referred to Herein as Grantors to NationsBank, N.A.
              as Administrative Agent

------------------------------
* Document filed as an exhibit to the Company's 10-Q Report (File No. 0-16235) for the period ended July 31, 1997, bearing the same exhibit number, which is incorporated herein by reference.

                               Page 8 of 9 Pages


  Exhibit     Description
  -------     -----------
    10.4       Subsidiary Guaranty, dated as of October 31, 1997, from Each of the Subsidiaries of PHP Healthcare Corporation Listed on the
               Signature Pages Hereof and The Additional Subsidiary Guarantors
               Referred to Herein as Guarantors in favor of The Secured Parties
               Referred to in The Credit Agreement Referred to Herein


                              Page 9 of 9 Pages